UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 18, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On January 18, 2007, Robert Cross notified the Registrant's board of directors of his resignation as the Registrant's Chief Executive Officer. Mr. Cross will continue as a one of the Registrant's directors and will serve as the Chairman of the Registrant's board of directors.

         On January 18, 2007, Braden Waverley notified the Registrant's board of directors of his resignation as the Registrant's Chief Operating Officer.

         On January 18, 2007, the Registrant appointed Braden Waverley as its new Chief Executive Officer.

         Mr. Waverley joined the Registrant on February 17, 2006 as its Chief Operating Officer. Mr. Waverley has been an active advisor to start-up companies in technology services, distribution and software. Mr. Waverley was most recently President of Vsource, Inc., a publicly traded business process outsourcing (BPO) services firm from 2002 to 2004. While at Vsource, he was responsible for sales, marketing, solutions development, public and investor relations, and strategic planning. Under his leadership the company expanded account acquisition, positioning the business for a successful sale to an Asian based investment group. From 1996 to 2001, Mr. Waverley was with Dell Inc., where he was Vice President and General Manager in the company's Canadian operations. With full P&L responsibility for the Consumer and Small Business Divisions, he grew the combined business unit to over $500 million, on a run-rate basis, in sales and the top market share position in Canada. Previously, he held marketing and general management posts for Dell's business throughout the Asia-Pacific region, where he grew a new business unit over five-fold, with sales in excess of $250 million on a run-rate basis. Prior to Dell, Mr. Waverley co-founded Paradigm Research, a successful management consulting firm specializing in business process automation and redesign strategies. Clients came from industries such as computer hardware, software and wireless technology. Earlier, Mr. Waverley held operations and marketing management positions at Motorola, Inc. Mr. Waverley holds a bachelors degree from the University of Wisconsin at Madison, and a masters of business administration from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Waverley has served as one of the Registrant's directors since July 20, 2006 with a term expiring at the Registrant's 2008 Annual Meeting of Stockholders.

On February 17, 2006, the Registrant entered into an employment agreement (the "Waverley Agreement") with Mr. Waverley as the Registrant's Chief Operating Officer. The Waverley Agreement has a term of one year with automatic one-year renewals unless Mr. Waverley is provided with written notice of non-renewal 90 days prior to expiration of the current term of the Waverley Agreement. The Waverley Agreement provides for a base salary of $200,000 per year with an increase to $220,000 in the event that Mr. Waverley is appointed as the Registrant's Chief Executive Officer, and provides for a performance bonus determined in accordance with revenue milestones established by the Registrant's board of directors on a quarterly basis. Mr. Waverley is eligible to receive a bonus of up to 75% of his base salary for each quarter that the Registrant achieves the agreed upon revenue milestones. Although the Waverley Agreement provides for an increased base salary of $220,000, Mr. Waverley has elected to maintain his current base salary of $200,000 and to negotiate an alternative arrangement for the additional $20,000 in base salary provided for under the Waverley Agreement. Additionally, the Waverley Agreement provides for the grant of stock options in an amount representing an aggregate of 3.5% of the outstanding shares of the Registrant's common stock on the date of grant ("Waverley Initial Grant"). The Waverley Initial Grant was for 73,371 shares at an exercise price of $1.65 per share. These options have a term of 10 years and vest 20% on the date of grant and 1/48th of the balance on the last day of each month for the next 48 months following the date of grant. Additionally, the Waverley Agreement provides for the grant of an additional option ("Waverley Additional Option") which together with the Waverley Initial Grant shall enable Mr. Waverley to purchase, along with the Waverley Initial Grant, shares of the Registrant's common stock representing 3.5% of the outstanding shares of the Registrant's common stock on a fully-diluted basis as of some date after July 21, 2006 to be mutually agreed upon


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between the Registrant and Mr.  Waverley.  The Waverley  Agreement also provides that upon Mr. Waverley's appointment as the Registrant's Chief Executive Officer, Mr. Waverley will be granted an additional option ("Promotion Option") to purchase that number of shares of the Registrant's common stock representing an aggregate of 3.5% of the outstanding shares of the Registrant's common stock on a fully-diluted basis. The Registrant and Mr. Waverley have agreed that in lieu of the issuance of the Waverley Additional Option and the Promotion Option, the Registrant will grant to Mr. Waverley a new option upon terms to be mutually agreed upon between the Registrant and Mr. Waverley.

         Mr. Waverley has no family relationships with any of the Registrant's other directors or executive officers.

         The Registrant issued a press release announcing the appointment of Mr. Waverley as its new Chief Executive Officer. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 8.01         OTHER EVENTS.

         On January 23, 2007, the Registrant announced that it will focus its resources on the continued growth of its FormStream software application. The Registrant disclosed that the FormStream mobile electronic forms technology has experienced rapidly growing popularity in the public safety market, where it is used for open-standards data gathering, sharing, and management and that as a result of the growth opportunities presented by focusing on FormStream, the Registrant will divest its PolicyBridge software platform. The Registrant's PolicyBridge business will be classified as a discontinued operation, effective December 31, 2006. While the Registrant's management reviews strategic options for the business, the Registrant will continue its investments in service and support needed to provide maintenance to its PolicyBridge customer base.

         The Registrant issued a press release announcing the current focus on the FormStream software application. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Press Release issued by the Registrant on January 23,
                           2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PATRON SYSTEMS, INC.



Date:    January 24, 2007            By:     /s/ Martin T. Johnson
                                             -----------------------------------
                                             Martin T. Johnson
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT
--------------    --------------------------------------------------------------
     99.1         Press Release issued by the Registrant on January 23, 2007.


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